News Release
                                  ------------

July 24, 2003                                Contact: Dennis R. Stewart, EVP/CFO
FOR IMMEDIATE RELEASE                                     (215) 579-4000

            TF Financial Corporation Announces Second Quarter Results
                             And Quarterly Dividend

Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market - THRD) today reported net income of $436,000 ($0.16 per diluted share) for the second quarter of 2003, compared with $995,000 ($0.37 per diluted share) during the second quarter of 2002. Year-to-date earnings for 2003 are $1,215,000 ($0.45 per diluted share) compared with $2,280,000 ($0.86 per diluted share) during the first six months of 2002. The Corporation also announced that its Board of Directors declared a quarterly dividend of $0.15 per share, payable August 15, 2003 to shareholders of record on August 4.

The Corporation's net interest income continued to be adversely affected by record low levels of market interest rates and decreased by $1,044,000 or 22.3% during the 2003 quarter compared to the year earlier period. High prepayments of mortgages and mortgage-backed securities have caused the Corporation to reinvest these funds into loans and investments bearing significantly lower yields. Although the Corporation is able to control its funding costs by reducing the rates paid on deposits, the already low level of deposit rates has made these reductions more difficult in light of the intense competition for core deposits. In addition, high prepayment of mortgage-backed securities causes an acceleration of the amortization of the premiums paid to purchase these securities. While the Corporation has reduced its cash and cash equivalents to $27.6 million at quarter end, the interest rate earned on these funds decreased further when the Federal Reserve lowered the fed funds rate by 25 basis points on June 25.

The Corporation did take advantage of higher security prices and recognized $79,000 in gains on sales of securities during the quarter ended June 30, 2003. In addition, retail banking fees were $103,000 higher due in large part to a $70,000 increase in commercial loan prepayment fees, and a $33,000 increase in overdraft fees. Operating expenses were $293,000 higher during the second quarter of 2003 compared with 2002 in part because of the compensation costs associated with the opening of a new branch location in Philadelphia early in 2003. Benefits expenses also were higher by $78,000 due to the cost of the Corporation's employee stock ownership plan where the cost of shares released is impacted by the higher share price during 2003 compared with 2002. In addition, the Corporation's loan origination expenses were $33,000 higher during the second quarter of 2003, corresponding to an increase in loans originated to $31.3 million compared with $7.8 million during the second quarter of 2002.

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Savings Bank, which operates 14 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer
County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Corporation does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Corporation.

TF FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                            THREE MONTHS                         SIX MONTHS
                                                            ------------          INC            ----------            INC
                                                         6/30/03    6/30/02      (DEC)       6/30/03     6/30/02      (DEC)
                                                         -------    -------                  -------     -------
EARNINGS SUMMARY
           Interest Income                               $ 8,156   $ 10,453      -22.0%      $ 16,813   $ 21,040      -20.1%
           Interest expense                                4,525      5,778      -21.7%         9,348     11,645      -19.7%
           Net interest income                             3,631      4,675      -22.3%         7,465      9,395      -20.5%
           Loan loss provision                                90        538      -83.3%           180        688      -73.8%
           Non-interest income                               648        466       39.1%         1,732      1,006       72.2%
           Non-interest expense                            3,599      3,306        8.9%         7,338      6,726        9.1%
           Income taxes                                      154        302      -49.0%           464        707      -34.4%
           Net income                                      $ 436      $ 995      -56.2%       $ 1,215    $ 2,280      -46.7%

PER SHARE INFORMATION

           Earnings per share, basic                      $ 0.17     $ 0.40      -57.5%        $ 0.49     $ 0.92      -46.7%
           Earnings per share, diluted                    $ 0.16     $ 0.37      -56.8%        $ 0.45     $ 0.86      -47.7%
           Dividends paid                                 $ 0.15     $ 0.15        0.0%        $ 0.30     $ 0.30        0.0%

FINANCIAL RATIOS

           Annualized return on average assets             0.25%      0.55%      -54.5%         0.34%      0.64%      -46.9%
           Annualized return on average equity             2.77%      6.82%      -59.4%         3.88%      7.88%      -50.8%
           Efficiency ratio                               85.92%     71.82%       19.6%        81.38%     69.25%       17.5%

AVERAGE BALANCES

           Loans                                        $363,906   $360,448        1.0%     $ 365,226   $366,435       -0.3%
           Mortgage-backed securities                    172,259    212,146      -18.8%       167,985    206,999      -18.8%
           Investment securities                          76,608     49,845       53.7%        66,670     48,921       36.3%
           Other interest-earning assets                  64,376     64,617       -0.4%        79,297     59,225       33.9%
           Total earning assets                          677,149    687,056       -1.4%       679,178    681,580       -0.4%
           Non-earning assets                             35,748     34,628        3.2%        35,356     35,084        0.8%
           Total assets                                  712,897    721,684       -1.2%       714,534    716,664       -0.3%

           Deposits                                      446,212    432,918        3.1%       444,459    428,105        3.8%
           FHLB advances                                 197,249    222,359      -11.3%       200,619    222,359       -9.8%
           Total interest bearing liabilities            643,461    655,277       -1.8%       645,078    650,464       -0.8%
           Non-interest bearing liabilities                6,266      7,879      -20.5%         6,344      7,844      -19.1%
           Stockholders' equity                           63,170     58,528        7.9%        63,112     58,356        8.1%
           Total liabilities & stockholders'            $712,897   $721,684       -1.2%     $ 714,534   $716,664       -0.3%
                equity

SPREAD AND MARGIN ANALYSIS

Average yield on:
           Loans                                           6.20%      7.15%                     6.45%      7.24%
           Mortgage-backed securities                      4.30%      6.03%                     4.44%      6.09%
           Investment securities                           2.71%      4.55%                     3.10%      4.75%
           Other interest-earning assets                   1.05%      1.68%                     1.05%      1.63%
Average cost of:
           Deposits                                        1.64%      2.51%                     1.75%      2.61%
           FHLB advances                                   5.49%      5.54%                     5.51%      5.54%

Interest rate spread                                       2.01%      2.57%                     2.07%      2.61%
Net interest margin                                        2.15%      2.73%                     2.22%      2.78%

TF FINANCIAL CORPORATION
FINANCIAL INFORMATION
           (dollars in thousands except per share data)

                                                            THREE MONTHS                         SIX MONTHS
                                                            ------------          INC            ----------            INC
                                                         6/30/03    6/30/02      (DEC)       6/30/03     6/30/02      (DEC)
                                                         -------    -------                  -------     -------
NON-INTEREST INCOME

           Retail banking fees                             $ 569      $ 466       22.1%       $ 1,147    $ 1,006       14.0%
           Gain on sale securities                            79          -        0.0%           585          -        0.0%


NON-INTEREST EXPENSE

           Salaries and benefits                           2,036      1,916        6.3%         4,060      3,845        5.6%
           Occupancy                                         602        576        4.5%         1,230      1,154        6.6%
           Deposit insurance                                  18         19       -5.3%            37         38       -2.6%
           Professional fees                                 158        105       50.5%           318        185       71.9%
           Deposit intangible amortization                    48         58      -17.2%            96        116      -17.2%
           Advertising                                       138        110       25.5%           275        220       25.0%
           Other                                             599        522       14.8%         1,322      1,168       13.2%

                                                                                               INC
                                                         6/30/03               12/31/02       (DEC)
                                                         -------               --------       -----
DEPOSIT INFORMATION
           Non-interest checking                        $ 23,125               $ 20,810         11.1%
           Interest checking                              50,852                 48,496          4.9%
           Money market                                   44,239                 43,677          1.3%
           Savings                                       187,491                182,813          2.6%
           CD's                                          142,432                146,762         -3.0%

OTHER PERIOD ENDING INFORMATION

Per Share
           Book value (1)                                $ 24.90                $ 25.31
           Tangible book value (1)                       $ 23.03                $ 23.34
           Closing market price                          $ 23.12                $ 24.71

Balance sheet
           Loans,net                                    $359,208              $ 370,092         -2.9%
           Interest bearing cash and cash equivalents     27,588                 93,923        -70.6%
           Mortgage-backed securities                    172,968                169,835          1.8%
           Investment securities                         112,620                 53,450        110.7%
           Total assets                                  712,636                721,032         -1.2%
           FHLB advances and other                       192,359                207,359         -7.2%
           Stockholders' equity                           63,881                 62,840          1.7%

ASSET QUALITY
           Non-performing loans                            2,231                  3,822        -41.6%
           Loan loss reserves                              1,923                  2,047         -6.1%
           Reserves to gross loans                         0.53%                  0.55%         -3.6%
           Non-performing loans to gross loans             0.62%                  1.03%        -39.8%
           Non-performing loans to total assets            0.31%                  0.53%        -41.5%
           Foreclosed property                             1,857                     84       2110.7%
           Foreclosed property to total assets             0.26%                  0.01%       2500.0%
           Non-performing assets to total assets           0.57%                  0.54%          5.6%

OTHER STATISTICAL INFORMATION
           Shares outstanding (000's)                      2,566                  2,483
           Number of branch offices                           14                     13
           Full time equivalent employees                    171                    169

           (1) Employee stock ownership plan shares          230                    240
               not included in shares outstanding (000's)